           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated November 28, 2007, relating to the financial statements and financial highlights, which appear in the September 30, 2007 Annual Report to AllianceBernstein International Retail Class Shareholders of the Sanford C. Bernstein Fund, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Shareholder Services--Statements and Reports" and "Custodian, Counsel, Independent Registered Public Accounting Firm and Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
----------------------------------------
New York, New York
January 28, 2008

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated November 28, 2007, relating to the financial statements and financial highlights of the California Municipal Portfolio, Diversified Municipal Portfolio, and New York Municipal Portfolio, which appear in the September 30, 2007 Annual Report to Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Shareholder Services--Statements and Reports", "General Information--Independent Registered Public Accounting Firm" and "Report of Independent Registered Public Accounting Firm and Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
----------------------------------------
New York, New York
January 28, 2008

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated November 28, 2007, relating to the financial statements and financial highlights, which appear in the September 30, 2007 Annual Reports to Shareholders of Sanford C. Bernstein Fund, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Custodian, Transfer Agent, Counsel, Independent Registered Public Accounting Firm and Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
----------------------------------------
New York, New York
January 28, 2008